EXHIBIT 10.7

Coast Business Credit(R)


                 FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT


BORROWER:         VIRTUAL TECHNOLOGY CORPORATION
ADDRESS:          3100 WEST LAKE STREET, SUITE 410
                  MINNEAPOLIS, MN 55416

BORROWER:         GTI ACQUISITION CORPORATION
ADDRESS:          7615 GOLDEN TRIANGLE DRIVE, SUITE G
                  MINNEAPOLIS, MN 55344

BORROWER:         T2 ACQUISITION CORPORATION
ADDRESS:          6698 SHADY OAK ROAD
                  EDEN PRAIRIE, MN 55344

DATE:             DECEMBER 10, 1999


THIS FIRST AMENDMENT TO THE LOAN AND SECURITY AGREEMENT is entered into as of the above date between COAST BUSINESS CREDIT, a division of Southern Pacific Bank ("Coast"), a California corporation, with offices at 12121 Wilshire Boulevard, Suite 1400, Los Angeles, California 90025, and Virtual Technology Corporation, GTI Acquisition Corporation and T2 Acquisition Corporation (jointly and severally, the "Borrower") whose chief executive offices are located respectively at the above addresses ("Borrower's Addresses"). This Amendment shall for all purposes be deemed to be a part of the Loan and Security Agreement ("Loan Agreement"), and the same is an integral part of the Loan Agreement.

                              CONSENT AND APPROVAL

1. Coast hereby consents and approves Borrower's request to add T2 Acquisition Corporation, a Minnesota Corporation ("T2") as a co-borrower, jointly and severally liable for all Obligations under the Loan Agreement and all documents related thereto (collectively, "Loan Documents").

2. T2 agrees to be bound by all of the terms and conditions in the Loan Documents, and to be liable, jointly and severally, for all Obligations thereunder whether now existing or hereinafter arising.




                                    AMENDMENT

1. The Loan Documents are hereby amended in all respects to define Borrower to include, jointly and severally, T2. All other terms and conditions, as amended, shall remain the same, and are hereby ratified and affirmed.

2.   Section 2.1 (b) of the Schedule shall be amended as follows:

              "Inventory Loans, subject to an appraisal acceptable to Coast, in an amount not to exceed the lesser of:

              (1)  Fifty percent (50%) of
                   the value of Virtual
                   Technology Corporation
                   and GTI Acquisition
                   Corporation's Eligible
                   Inventory (as defined
                   in Section 1 of the
                   Agreement), calculated
                   at the lower of cost
                   or market value and
                   determined on a
                   first-in, first-out
                   basis, plus

              (2)  Forty-five percent
                   (45%) of the value of
                   T2 Acquisition
                   Corporation's Eligible
                   Inventory (as defined
                   in Section 1 of the
                   Agreement), calculated
                   at the lower of cost
                   or market value and
                   determined on a
                   first-in, first-out
                   basis, or

              (3)  Five Million Dollars
                   ($5,000,000.00), plus"


3. Section 2 of the Schedule is hereby amended to add the following sub-paragraph at the end of the existing section:

          "The availability of the Inventory Loans advanced against T2's Eligible Inventory, as set forth in Section 2.1 (b) (2), is subject to Coast's receipt of a final appraisal of the T2 Inventory being not less than fifty percent (50%) of Orderly Liquidation Value."

4. Section 3.2 of the Schedule entitled "Facility Fee" is hereby amended to substitute "$6,000" in place of "$5,000".

5. Section 8.1 of the Schedule is hereby amended to add the following sub-paragraphs:

          "17. Virtual Technology Corporation ("VTC") shall execute and issue an additional warrant to Coast with respect to shares of voting common stock of VTC representing 250,000 shares of common stock with a term of three (3) years and an aggregate exercise price equal to the average stock price of the past thirty (30) trading days immediately preceding the date of the First Amendment to the Loan and Security Agreement. The warrant shall include standard and customary issuer representations, warranties and such other provisions as Coast shall require, in form and substance acceptable to Coast.


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     18. Borrower shall as of January 1, 2000, and at all times thereafter, maintain a minimum consolidated Tangible Net Worth of not less than a negative Three Million Five Hundred Thousand Dollars ($3,500,000.00), measured monthly."

6. Section 8.3 of the Schedule is hereby amended to add the following sub-paragraph:

     "Quarterly inventory appraisals (desktop only), as soon as available, and in any event within forty-five (45) days after the end of each fiscal quarter of Borrower."

7. Section 9.1 of the Schedule entitled "Maturity Date" is hereby amended to substitute "March 31, 2003" in place of "March 31, 2002".

8. Section 9.1 of the Schedule entitled "Early Termination Fee" is hereby amended to read as follows:

           "An amount equal to the greater of (i) an amount equal to all interest due and payable during the six (6) months immediately preceding the effective date of termination, or (ii) an amount equal to the average monthly interest due and payable based on the greater of the six (6) month monthly interest immediately preceding the effective date of termination or, if the effective date of termination is less than six (6) months from the Closing Date, an amount equal to the average monthly interest due hereunder multiplied by the number of full or partial months from the effective date of termination to the Maturity Date, or (iii) an amount equal to the average monthly interest accrued during the six (6) months immediately preceding the effective date of termination multiplied by the number of full or partial months from the effective date of termination to the Maturity Date."

                        VARIANCE FROM FINANCIAL COVENANTS

1. Coast hereby consents and agrees to waive Borrower's failure to comply with the minimum consolidated Tangible Net Worth provision set forth in Section
   8.1 (13) of the Schedule for the months September, 1999 and October, 1999, and only as to those two months.

   CONDITIONS PRECEDENT TO EFFECTIVENESS OF FIRST AMENDMENT

1. T2 shall comply with each and every condition precedent contained in the Loan Documents.

2. Borrowers' execution and return of this First Amendment.

3. Borrowers' execution and return of a Stock Pledge, in form and substance acceptable to Coast, pledging all of the stock of T2 as additional Collateral (as defined in Section 1 of the Loan and Security Agreement).

4. Borrower shall pay Coast a Restructuring Fee by way of an additional Warrant, in form and substance acceptable to Coast, for an additional 200,000 shares of VTC, as set forth above under Amendment Section 5.

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

5. Borrower shall pay Coast a Waiver Fee by way of an additional Warrant, in form and substance acceptable to Coast, for an additional 50,000 shares of VTC, as set forth above under Amendment Section 5.

6. Borrowers' execution and return of a Security Agreement in Patent and Trademarks, in form and substance acceptable to Coast, assigning rights in and to all trademarks acquired from Tech Squared, Inc.

7. Borrowers' delivery of a fully executed assignment from Tech Squared, Inc. to T2 of Tech Squared, Inc.'s trademarks.

8. Coast's receipt and approval of a fully executed copy of the Asset Purchase Agreement and all Schedules and Exhibits thereto between T2 and Tech Squared, Inc.

9. Confirmation, in form and substance acceptable to Coast, that all conditions to the Tech Squared, Inc. Asset Purchase Agreement have been satisfied and title to all assets transferred to T2.

10. Coast's receipt and approval of an Opinion of Counsel, in form and substance satisfactory to Coast, in connection with the transaction contemplated in this First Amendment.

11. Confirmation, in form and substance acceptable to Coast, of Borrower's receipt in December 1999 of an equity infusion of not less than Two Million Dollars ($2,000,000.00).


     EXCEPT AS EXPRESSLY PROVIDED FOR HEREIN, ALL OF THE TERMS AND CONDITIONS OF THE LOAN AGREEMENT AND ALL OTHER DOCUMENTS AND AGREEMENTS BETWEEN COAST AND BORROWER, AS AMENDED, SHALL CONTINUE IN FULL FORCE AND EFFECT AND THE SAME ARE HEREBY RATIFIED AND AFFIRMED. THE WAIVERS CONTAINED HEREIN DO NOT CONSTITUTE A WAIVER OF ANY OTHER PROVISION OR TERM OF THE LOAN AGREEMENT NOR ANY RELATED DOCUMENT OR AGREEMENT, NOR AN AGREEMENT TO WAIVE ANY TERM OR CONDITION OF THE LOAN AGREEMENT NOR ANY RELATED DOCUMENT OR AGREEMENT IN THE FUTURE.


                      Signatures follow on separate page 5



Borrower:
VIRTUAL TECHNOLOGY CORPORATION


By:/s/ Gregory Appelhof
   ----------------------


                                       4

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      Gregory Appelhof, President


And by:   /s/ John Harvatine
       ---------------------
       John L. Harvatine, Chief Financial Officer

Borrower:
GTI ACQUISITION CORPORATION


By:  /s/ Gregory Appelhof
   ------------------------
   Gregory Appelhof, President


And by:   /s/ John Harvatine
       ---------------------
       John L. Harvatine, Chief Financial Officer

Coast:
COAST BUSINESS CREDIT


By:  /s/ Todd Davock
   ----------------------
   Todd Davock, Vice President

The undersigned hereby agrees to be bound by all of the terms and conditions set forth in the Loan Documents, and further expressly agrees to be liable, jointly and severally, for all outstanding Obligations existing as of the date hereof and arising hereafter.

Borrower:
T2 ACQUISITION CORPORATION


By:    /s/ Gregory Appelhof
   -------------------------------
   Gregory Appelhof, President and Chief Executive Officer


And by:  /s/ John Harvatine
       --------------------------
       John L. Harvatine, Chief Financial Officer, Secretary and Treasurer

        Signature page to First Amendment to Loan and Security Agreement

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
EXHIBIT 10.7

COAST BUSINESS CREDIT(R)


                 SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT


BORROWER:         VIRTUAL TECHNOLOGY CORPORATION
ADDRESS:          3100 WEST LAKE STREET, SUITE 410
                  MINNEAPOLIS, MN 55416

BORROWER:         GTI ACQUISITION CORPORATION
ADDRESS:          7615 GOLDEN TRIANGLE DRIVE, SUITE G
                  MINNEAPOLIS, MN 55344

BORROWER:         T2 ACQUISITION CORPORATION
ADDRESS:          6698 SHADY OAK ROAD
                  EDEN PRAIRIE, MN 55344

DATE:             DECEMBER 15, 1999


THIS SECOND AMENDMENT TO THE LOAN AND SECURITY AGREEMENT is entered into as of the above date between COAST BUSINESS CREDIT, a division of Southern Pacific Bank ("Coast"), a California corporation, with offices at 12121 Wilshire Boulevard, Suite 1400, Los Angeles, California 90025, and Virtual Technology Corporation, GTI Acquisition Corporation and T2 Acquisition Corporation (jointly and severally, the "Borrower") whose chief executive offices are located respectively at the above addresses ("Borrower's Addresses"). This Amendment shall for all purposes be deemed to be a part of the Loan and Security Agreement ("Loan Agreement"), and the same is an integral part of the Loan Agreement.

                                    RECITALS

1. Coast and Borrower entered into a First Amendment to the Loan and Security Agreement as of December 10, 1999.

2. Condition Precedent to Effectiveness of First Amendment No. 11 ("Condition No. 11") requires Borrower's receipt in December 1999 of an equity infusion of not less than Two Million Dollars ($2,000,000.00).

3. Borrower has requested that Coast extend additional credit as if the First Amendment is effective even though Borrower, to date, is unable to satisfy Condition No. 11.

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             LIMITED AND CONDITIONAL WAIVER FROM FINANCIAL COVENANTS

1. Coast hereby consents and agrees to a limited, conditional waiver of Condition No. 11 as follows:

              (a) Coast will deem the First Amendment effective upon Coast's receipt, in form and substance acceptable to Coast, of Borrower's receipt of an equity infusion of not less than One Million Dollars ($1,000,000.00) in December 1999.

                               CONDITION OF WAIVER

1. On or before December 31, 1999, Borrower shall confirm its receipt, in form and substance acceptable to Coast, of a total equity infusion in December 1999 of not less than Two Million Dollars ($2,000,000.00), inclusive of the One Million Dollars ($1,000,000.00) that is a condition precedent to the effectiveness of this Amendment.

                            AGREEMENT OF THE PARTIES

1. Coast and Borrower agree that Borrower's failure to satisfy Condition of Waiver No. 1, above, shall be an Event of Default under the Loan Agreement.

     CONDITIONS PRECEDENT TO EFFECTIVENESS OF SECOND AMENDMENT

1.   Borrowers' execution and return of this Second Amendment.

2. Coast's receipt of confirmation, in form and substance acceptable to Coast, of Borrower's receipt of an equity infusion of not less than One Million Dollars ($1,000,000.00) in December 1999.


     EXCEPT AS EXPRESSLY PROVIDED FOR HEREIN, ALL OF THE TERMS AND CONDITIONS OF THE LOAN AGREEMENT AND ALL OTHER DOCUMENTS AND AGREEMENTS BETWEEN COAST AND BORROWER, AS AMENDED, SHALL CONTINUE IN FULL FORCE AND EFFECT AND THE SAME ARE HEREBY RATIFIED AND AFFIRMED. THE WAIVERS CONTAINED HEREIN DO NOT CONSTITUTE A WAIVER OF ANY OTHER PROVISION OR TERM OF THE LOAN AGREEMENT NOR ANY RELATED DOCUMENT OR AGREEMENT, NOR AN AGREEMENT TO WAIVE ANY TERM OR CONDITION OF THE LOAN AGREEMENT NOR ANY RELATED DOCUMENT OR AGREEMENT IN THE FUTURE.



                  Signatures follow on separate page three (3)

Borrower:

                                       2

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VIRTUAL TECHNOLOGY CORPORATION


By:      /s/ Gregory Appelhof
   --------------------------------
   Gregory Appelhof, President


And by:  /s/ John Harvatine
       ----------------------------
       John L. Harvatine, Chief Financial Officer


Borrower:
GTI ACQUISITION CORPORATION


By:    /s/ Gregory Appelhof
   --------------------------------
   Gregory Appelhof, President


And by:  /s/ John Harvatine
       ----------------------------
       John L. Harvatine, Chief Financial Officer


Borrower:
T2 ACQUISITION CORPORATION


By:    /s/ Gregory Appelhof
   --------------------------------
   Gregory Appelhof, President and Chief Executive Officer


And by:  /s/ John Harvatine
       ----------------------------
       John L. Harvatine, Chief Financial Officer, Secretary and Treasurer


Coast:
COAST BUSINESS CREDIT


By:    /s/ Britt Terrell
   --------------------------------
   Britt Terrell, Vice President

        Signature page to Second Amendment to Loan and Security Agreement

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